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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 7, 2004
                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

              GEORGIA                             000-28000                         58-2213805
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

           600 GALLERIA PARKWAY, SUITE 100 ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (770) 779-3900

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Modification of Senior Credit Facility Interest Rate Provisions

     As previously reported, on November 30, 2004, PRG-Schultz USA, Inc. ("Borrower"), a Georgia corporation and a wholly owned subsidiary of the registrant, PRG-Schultz International, Inc. ("PRGX"), entered into an amended and restated credit agreement (the "Senior Credit Facility") with Bank of America, N.A. ("Lender"). The Senior Credit Facility is guaranteed by PRGX and its domestic subsidiaries (the "Guarantors") named on the signature page of the Senior Credit Facility, a complete copy of which, as modified to date, is filed as Exhibit 10(a) to this Form 8-K and is incorporated herein by reference.

     Neither PRGX nor any of its affiliates has any material relationship with Lender apart from the indebtedness outstanding under the Senior Credit Facility and PRGX's previous credit facility.

     On December 7, 2004, the parties modified the interest rate provisions of the Senior Credit Facility in order to comport with their previous understandings. Following the modification, revolving loans under the Senior Credit Facility bear interest at either (1) the "Base Rate" plus 0.5%, or (2) the "Eurodollar Rate" plus 3.0%. The Senior Credit Facility, as amended and restated on November 30, 2004, previously provided that alternative (1) above would equal the "Base Rate" plus 1.5%, rather than 0.5%.

     The Base Rate is a fluctuating rate per annum equal to the Federal Funds Rate plus .5%, or the Lender's "prime rate" for that day, whichever is greater. The Eurodollar Rate is generally the British Bankers Association LIBOR rate two business days prior to the commencement of the interest-bearing period. If the LIBOR rate is unavailable at the appropriate time, then the Eurodollar Rate will be the rate which Lender determines its lending branch would offer to major banks in the London interbank Eurodollar market at their request. Only 8 revolving loans that bear interest based upon the Eurodollar Rate may be outstanding at any given time.

     Other material terms of the Senior Credit Facility are described in PRGX's Current Report on Form 8-K filed with the SEC on December 6, 2004, which is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     (b) Pro Forma Financial Information

     (c) Exhibits.

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

         Exhibit Number       Description
         --------------       -----------
              10(a)           Amended  and  Restated   Credit   Agreement  among
                              PRG-Schultz USA, Inc., PRG-Schultz  International,
                              Inc. ("PRGX"),  Certain  Subsidiaries of PRGX from
                              Time to Time Party  Thereto,  and Bank of America,
                              N.A., dated as of November 30, 2004 (as modified on December 7, 2004)




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRG-SCHULTZ INTERNATIONAL, INC.



Date: December 13, 2004           By:   /s/ Clinton McKellar, Jr.
                                        ---------------------------------------
                                        Clinton McKellar, Jr.
                                        General Counsel and Secretary








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